Exhibit 99.2

wtwco.com © 2026 WTW. All rights reserved. WTW April 30, 2026 Earnings Release Supplemental Materials 2026 First Quarter Financial Results

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as: our outlook; the potential impact of natural or man-made disasters like health pandemics and other world health crises; the impact of macroeconomic trends, including inflation, changes in interest rates, trade policies and other geopolitical risks; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies; our indebtedness; our ability to execute strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositions or integrate or manage acquired businesses (such as our recent acquisition of Newfront and our planned acquisition of Cushon); demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our cybersecurity and privacy processes; our application of artificial intelligence technologies throughout our business; our ability to protect our intellectual property; our compliance with laws and regulations; our ability to implement and realize anticipated benefits of any cost-savings initiatives generated from our completed multi-year operational transformation program or other expense savings initiatives; our recognition of future impairment charges; and plans and references to future performance, including our future financial and operating results, short-term and long-term financial goals, plans, objectives, expectations and intentions, including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin and adjusted earnings per share, are forward-looking statements. Also, when we use words such as 'may', 'will', 'would', 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', 'continues', 'seek', 'target', 'goal', 'focus', 'probably', or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize the anticipated benefits of our growth strategy, including inorganic growth through acquisitions; our ability to achieve our short-term and long-term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic conditions, business and political conditions, changes in the financial markets, inflation, credit availability, increased interest rates, changes in trade policies, increased tariffs and retaliatory actions; the risks to our short-term and long-term financial goals from any of the risks or uncertainties set forth herein; the risks relating to the adverse impacts of macroeconomic trends, including those relating to changes in trade policies and tariffs, as well as political events, war, such as the Russia-Ukraine war and conflict in the Middle East, and other international disputes, terrorism, natural disasters, public health issues and other business interruptions on the global economy and capital markets, such as uncertainty in the global markets, inflation, changes in interest rates and recessionary trends, changes in spending by government agencies and contractors, which could have a material adverse effect on our business, financial condition, results of operations and long-term goals; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man-made disasters such as health pandemics and other world health crises on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems; the insufficiency of client data protection, potential breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy, cybersecurity and artificial intelligence;; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing or potential future litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including our ability to integrate or manage acquired businesses or carve-out businesses to be disposed, as well as our ability to identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including as a result of our investments in improving systems and processes, and in connection with our acquisition and divestiture activities; disasters or business continuity problems; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of global trade policies and retaliatory considerations as well as foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations and related counter-sanctions; our ability to effectively apply artificial intelligence and other technology, data and analytics solutions, including for internal operations, maintaining industry standards, meeting client preferences and gaining competitive advantage, among other things; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare, and any other changes and developments in legal, regulatory, economic, business or operational conditions that could impact our businesses; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and their effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that may impose additional excise taxes or impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; our recognition of future impairment charges; risks relating to or arising from environmental, social and governance ('ESG') practices; fluctuation in revenue against our relatively fixed or higher-than-expected expenses; the risk that investment levels across our portfolio increase, which can amplify the impact of market downturns; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

wtwco.com
© 2026 WTW. All rights reserved.
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wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/M argin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate, (9) Free Cash Flow and (10) Free Cash Flow Margin. The Company believes that those measures are relevant and provide pertinent information widely used by analysts, investors an d o ther interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency i mpa cts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasona ble efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Helped clients navigate macroeconomic volatility and uncertainty while executing on our strategy and delivering on our commitments Maintained commitment to return capital to shareholders, with share repurchases of $300 million and dividends of $88 million in Q1 2026 Generated Organic revenue growth 1 of 3%, Adjusted Operating Margin 1 expansion of +70bps and Adjusted Diluted EPS 1 growth of 19% in Q1 2026 Continued to see solid traction in the market for our innovative solutions, with our strategic focus on specialization, data and analytics, and smart connections contributing to growth © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Focused on enhancing efficiency and productivity with AI, improving our ability to create operating leverage, drive margin expansion and increase free cash flow margin 4 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations.

wtwco.com Key figures © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q1 2026 GAAP Financial Results 1 5 Three months ended March 31, $USD million, except EPS and % Change 2025 2026 8% $2,223 $2,412 Revenue 4% $432 $448 Income from operations (80) bps 19.4% 18.6% Operating margin % 27% $239 $303 Net income 33% $2.33 $3.10 Diluted earnings per share 71% $(35) $(10) Net cash from operating activities

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q1 2026 Key Figures, Including Non - GAAP Financial Results Total Revenue +3% Q1 2026 Organic 1 +5 % Q1 2025 Organic 1 Adjusted Diluted EPS 1 Q1 2026 Results Adjusted Operating Margin 1 Free Cash Flow 1 $2.4 B Q1 2026 $ 3.72 Q1 2026 $ 3.13 Q1 2025 - $65M Q1 2026 +19% Q1 2026 22.3% Q1 2026 +70 bps Q1 2026 21.6 % Q1 2025 +$21M Q1 - 26 vs. Q1 - 25 - $86M Q1 2025 6 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations .

wtwco.com 7 Financial Review © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Quarterly Segment Performance: Health, Wealth & Career

Q1 2026 Segment Highlights[1]

- For the quarter, HWC had organic revenue growth[2] of 3%
  - Health had 6% organic revenue growth driven by strong performance across international markets driven by new business wins and renewals
  - Wealth generated 4% organic revenue growth from higher levels of retirement work across all regions, alongside growth in the Investments business
  - Career organic revenue decreased by 3% as clients deferred discretionary work amid geopolitical uncertainty in the Middle East. Career also saw clients delaying projects with a moderation in advisory-related demand in North America, partially offset by growth outside North America
  - BD&O organic revenue decreased by 1% as expanded projects and administration engagements in Outsourcing were offset by lower commissions in Individual Marketplace
- Operating income was $346 million in the quarter, an increase of 11% from the prior year
- Operating margin increased 60 bps from the prior year primarily due to improved operating leverage and expense discipline

Revenue ($M)



$1,265
$1,165
Q1-26
Q1-25

Segment Operating Margin[1]



27.3%
26.7%
Q1-26
Q1-25

Organic Revenue Growth[2]	Q1-26	Q1-25
Health	6%	6%
Wealth	4%	2%
Career	(3)%	1%
Benefits Delivery & Outsourcing (BD&O)	(1)%	1%
Health, Wealth & Career	**3%**	**3%**

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com Q1 2026 Segment Highlights 1 • For the quarter, R&B had organic revenue growth 2 of 2% – CRB generated organic revenue growth of 2% driven by new business activity and strong client retention globally – ICT organic revenue increased 5% for the quarter driven by strong software sales in the Technology practice • Operating income was $252 million in the quarter, an increase of 12% from the prior year • Operating margin increased 60 bps driven primarily by a tailwind from foreign exchange Quarterly Segment Performance: Risk & Broking © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. $1,116 $1,027 Q1 - 26 Q1 - 25 Revenue ($M) Segment Operating Margin 1 Q1 - 25 Q1 - 26 Organic Revenue Growth 2 8% 2% Corporate Risk & Broking (CRB) 3% 5% Insurance Consulting & Technology (ICT) 7% 2% Risk & Broking 22.6% 22.0% Q1 - 26 Q1 - 25 9 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations .

wtwco.com Maintaining a Flexible Balance Sheet © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Dec 31, 2025 Mar 31, 2026 ($ millions) 3,132 1,855 Cash and Cash Equivalents 6,306 6,304 Total Debt 1 8,052 8,059 Total Equity 2.4x 2.3x Debt to Adj. EBITDA 2 Trailing 12 - month Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth and create value for shareholders • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile 10

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Executing Against a Balanced Capital Allocation Strategy CASH RETURNED TO SHAREHOLDERS $ 14.2 B FY2016 to Q1 2026 MEANINGFUL DIVIDEND GROWTH + 7 % Cash dividend growth 10 years CAGR 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 $ 0.48 $ 0.53 $ 0.6 $ 0.65 $ 0.71 $0.80 $ 0.82 $ 0.84 $ 0.88 $ 0.92 $ 0.96 +7% Quarterly cash dividend per share Capital Allocation Priorities • Reinvest in capabilities, businesses, and processes • Invest in innovation, technology, and new business • Return excess cash to shareholders through share repurchases and dividends to create long - term shareholder value • Strengthen balance sheet and liquidity • Business portfolio management • Pursue opportunistic M&A to strengthen capabilities Q1 2026 Highlights • Repurchased $300 million of shares during the quarter • Paid quarterly cash dividends of $88 million, $0.96 per common share 11 Allocating capital to opportunities with the potential for highest return $277 $306 $329 $346 $374 $369 $352 $354 $358 $396 $709 $602 $150 $901 $300 $199 2016 2017 2018 2019 2020 $1,627 2021 $3,530 2022 $1,000 2023 2024 $1,650 2025 $88 2026 $595 $986 $908 $479 $346 $2,001 $3,899 $1,352 $1,255 $2,008 $388 Share repurchases Dividends

wtwco.com 12 Business Overview © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 WTW at a Glance Delivering superior advice, broking and solutions in the areas of people, risk and capital Segments 1 Geographies 1 Rich heritage Servicing clients since 1828 Global and diversified client base • 90% of the Fortune Global 500 • 89% of the U.S. Fortune 1000 • 96% of the FTSE 100 • Significant middle market presence Global reach, local expertise 140+ countries & markets served by 47,000 colleagues 1 Presented as % of full year 2025 revenue 55% 45% Health, Wealth & Career Risk & Broking 49% 39% 12% North America Europe International

Segment Overview: Health, Wealth & Career[1,2]

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals



HWC Segment
Excluding TRANZACT
USD millions / %
Total Revenue
Operating Margin
$4,607
$4,545
$4,777
$4,992
$5,254
26.5%
27.2%
29.6%
31.4%
32.0%
2021
2022
2023
2024
2025

FY25 Revenue and Organic Growth[3]



+4% Organic
+3% Organic
BD&O 22%
Wealth 35%
HWC
+4% Organic
Career 14%
+4% Organic
Health 29%
+6% Organic

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 All figures are shown excluding TRANZACT.
3 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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Segment Overview: Risk & Broking[1]

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers



R&B Segment
USD millions / %
Total Revenue
Operating Margin
$3,564
$3,460
$3,735
$4,038
$4,334
23.4%
21.2%
21.8%
23.7%
24.7%
2021
2022
2023
2024
2025



FY25 Revenue and Organic Growth[2]
+1% Organic
ICT
10%
R&B
+6% Organic
CRB
90%
+7% Organic

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance

1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022.
2 Signifies Non-GAAP financial measure. See Appendix I for Non-GAAP reconciliations.

wtwco.com
© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

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wtwco.com 16 Strategy & Outlook © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtwco.com Focused on Creating Long - Term Value for Shareholders © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Our successful rebuild and transformation has strengthened WTW’s position and results 17 Accelerating performance through innovation and expansion in attractive markets 1 Enhancing efficiency to deliver continued adjusted operating margin expansion and FCF improvement Optimizing portfolio to elevate financial performance and strategic position Generating attractive shareholder returns through balanced capital allocation strategy 2 4 3

wtwco.com 18 WTW Strategic & Financial Framework Accelerate Performance We will build on recent momentum to drive performance in our businesses Strategic Priorities Enhance Efficiency We will focus on enhancing operational efficiency to sustain margin and FCF improvement Optimize Portfolio We will invest strategically to optimize our portfolio and pursue scaled and high - growth broking businesses Financial Outlook Mid - single digit organic growth 1 plus opportunistic inorganic growth Revenue Growth Continued annual margin expansion , driven by improved efficiency and business mix Adjusted Operating Margin Annual growth driven by margin expansion and disciplined capital management Adjusted EPS Improve FCF margin and grow FCF by evolving business mix, expanding operating margin and managing working capital Free Cash Flow © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies forward - looking Non - GAAP financial measures. See WTW Non - GAAP measures on page 3 for more.

wtwco.com WTW Organic Growth Profile 19 Segment Growth Profiles 1 Risk & Broking: MSD to HSD CRB: MSD - to - HSD ICT: MSD - to - HSD Health, Wealth & Career: MSD Health: HSD Wealth: LSD Career: MSD BD&O: MSD 1 “HSD” High - Single Digits; “MSD” Mid - Single Digits; “LSD” Low - Single Digits 2 Signifies Non - GAAP financial measure. See WTW Non - GAAP measures on page 3 for more and Appendix I for Non - GAAP reconciliations. 3 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph Sustainable long - term, mid - single digit organic growth 2 © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 2025 Revenue Outlook 3 $ 9.7 B 2 MSD Long - term Organic Revenue Growth Outlook

wtwco.com 20 Enhancing efficiency is a priority across the company Adjusted Operating Margin Outlook • Continue to drive efficiencies and operating leverage, coupled with WE DO efforts to further streamline processes • Offshoring and right shoring initiatives will expand margins • Investing in automation and AI to support productivity • ~100 bps of average annual operating margin 1 expansion over the next 2 years in R&B • Continue to build on HWC’s strong margin expansion track record Committed to driving continued annual margin expansion through efficiency and operating leverage WTW Adjusted Operating Margin % +25.2% 1 2025 Margin Outlook 2 Annual expansion © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Signifies non - GAAP financial measure. See Appendix I for Non - GAAP reconciliations. 2 Outlook is intended to reflect improved performance over time and is not intended to be a precise graph.

wtwco.com 21 Free Cash Flow Outlook Evolving business mix Operating margin expansion Working capital management 1 Signifies Non - GAAP financial measures. See Appendix I for Non - GAAP reconciliations. 2 Outlook and expected forward looking result is intended to reflect improved performance over time and is not intended to be a pr ecise graph © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Delivering improvement through three pillars WTW Free Cash Flow Margin +15.9% 2025 FCF Margin 1 FCF Margin Outlook 2 Continual Improvement

wtwco.com Rebalancing capital allocation strategy to reflect successful transformation and continued pursuit of a higher growth portfolio and margin expansion 22 Capital Allocation Strategy - Driving Growth, Margin and Returns Ongoing organic investments in talent, technology, and new products to drive sustainable growth and capture margin expansion opportunities Disciplined approach to M&A aligned with strategic priorities: strengthening core businesses and accelerating financial performance Share repurchases remain a central component of the capital allocation strategy Maintain appropriate financial flexibility Share repurchases Create value by returning capital to shareholders Quarterly dividends Reflects strong free cash flow generation Debt / leverage management Long - term leverage target of 2.0x to 2.5x Organic & inorganic investment Talent, Innovation, M&A © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Select 2026 Financial Considerations

Adjusted Operating Margin

Continued annual margin expansion at the enterprise level driven by:

~100 basis points of average annual margin expansion over the next 2 years in R&B

Incremental annual margin expansion in HWC

Capital Allocation

Expect share repurchases of $1.0B or greater, subject to market conditions and potential capital allocation to organic and inorganic investment opportunities

Willis Re Joint Venture

Expected to be a headwind on Adjusted Diluted EPS of ~$0.30

The remaining equity investments in the interest in earnings of associates line are not expected to be material in 2026

Newfront Acquisition

Expected to be ~$0.10 dilutive to Adjusted EPS in 2026

Expected 2026 post-close revenue of ~$250M and an adjusted EBITDA margin of ~26%

Newfront's Total Rewards business segment (~42%) will be included in HWC and Newfront's Business Insurance business segment (~58%) will be included in R&B

Free Cash Flow

Continual improvement in FCF margin primarily from operating margin expansion along with evolving our business mix

Foreign Exchange

Expect an incremental foreign currency tailwind on Adjusted Diluted EPS of ~$0.10 for the remainder of 2026, resulting in a ~$0.35 tailwind for the full year 2026 at today's rates

[1] See Appendix II for recast of historical Non-GAAP financial measures

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com 24 Appendix I: Reconciliation of Non - GAAP Measures © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Constant Currency and Organic Revenue Change

As reported, USD millions except %

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025	As Reported % Change	Components of Revenue Change[i]: Less: Currency Impact	Constant Currency Change	Less: Acquisitions/ Divestitures	Organic Change
Health, Wealth & Career							
Revenue excluding interest income	$ 1,257	$ 1,158	9%	4%	5%	2%	3%
Interest income	8	7					
Total	**1,265**	**1,165**	**9%**	**4%**	**5%**	**2%**	**3%**
Risk & Broking							
Revenue excluding interest income	$ 1,091	$ 1,005	9%	6%	3%	1%	2%
Interest income	25	22					
Total	**1,116**	**1,027**	**9%**	**6%**	**3%**	**1%**	**2%**
Segment Revenue	$ 2,381	$ 2,192	9%	5%	4%	1%	3%
Corporate, reimbursable expenses and other	24	21					
Interest income	7	10					
Revenue	**$ 2,412**	**$ 2,223**	**8%**	**5%**	**4%**	**1%**	**3%[ii]**

(i) Components of revenue change may not add due to rounding.
(ii) Interest income did not contribute to organic change for the three months ended March 31, 2026.

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© 2026 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
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wtwco.com © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Adjusted Op Income and Margin, Adj. EBITDA and Margin As reported, USD millions except % 26 2026 2025 Income from operations and Operating margin 448$ 18.6% 432$ 19.4% Adjusted for certain items: Amortization 48 48 Transaction and integration expenses 41 — Adjusted operating income and Adjusted operating income margin 537$ 22.3% 480$ 21.6% 2026 2025 Net income 303$ 12.6% 239$ 10.8% Provision for income taxes 70 65 Interest expense 77 65 Depreciation 56 54 Amortization 48 48 Transaction and integration expenses 41 — Net periodic pension and postretirement benefits (6) 75 Gain on disposal of operations — (14) Adjusted EBITDA and Adjusted EBITDA Margin 589$ 24.4% 532$ 23.9% Three Months Ended March 31, Three Months Ended March 31,

wtwco.com Adjusted Net Income and Adjusted Diluted EPS © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % 27 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 2026 2025 Net income attributable to WTW 297$ 235$ Adjusted for certain items: Amortization 48 48 Transaction and integration expenses 41 — Net periodic pension and postretirement benefits (6) 75 Gain on disposal of operations — (14) Tax effect on certain items listed above (i) (23) (28) Adjusted Net Income 357$ 316$ Weighted-average ordinary shares, diluted 96 101 Diluted Earnings Per Share 3.10$ 2.33$ Adjusted for certain items: (ii) Amortization 0.50 0.48 Transaction and integration expenses 0.43 — Net periodic pension and postretirement benefits (0.06) 0.74 Gain on disposal of operations — (0.14) Tax effect on certain items listed above (i) (0.24) (0.28) Adjusted Diluted Earnings Per Share (ii) 3.72$ 3.13$ Three Months Ended March 31,

wtwco.com Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 28 (i)   The tax effect was calculated using an effective tax rate for each item. 2026 2025 Cash flows from operating activities (10)$ (35)$ Less: Additions to fixed assets and software (55) (51) Free Cash Flow (65)$ (86)$ Three Months Ended March 31, 2026 2025 Income from operations before income taxes and interest in earnings of associates 376$ 303$ Adjusted for certain items: Amortization 48 48 Transaction and integration expenses 41 — Net periodic pension and postretirement benefits (6) 75 Gain on disposal of operations — (14) Adjusted income before taxes 459$ 412$ Provision for income taxes 70$ 65$ Tax effect on certain items listed above (i) 23$ 28$ Adjusted income taxes 93$ 93$ U.S. GAAP tax rate 18.6% 21.5% Adjusted income tax rate 20.3% 22.7% Three Months Ended March 31,

wtwco.com 29 About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success

— and provide perspective that moves you. Learn more at www.wtwco.com . © 2026 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.